EXHIBIT 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of September 10, 2015
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is by and among ABERCROMBIE & FITCH MANAGEMENT CO., a Delaware corporation (the “Lead Borrower”), the other Borrowers and Guarantors party hereto, the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of August 7, 2014 (as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Lead Borrower has requested that the Agent and the Required Lenders agree to amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Amendment, the Agent and the Required Lenders have agreed to grant such request.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Capitalized Terms. All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the Agent and the Required Lenders hereby agree to the following amendments to the Credit Agreement:

(a)amend the definition of “Change of Control” contained in Section 1.01 of the Credit Agreement by (i) deleting clause (b) thereof in its entirety and (ii) replacing the “(c)” from present clause (c) with “(b)”.

(b)amend Section 8.01(i) of the Credit Agreement to delete the phrase “or any other Person” each time it occurs therein.

Section 3.Waiver. Subject to and in accordance with the terms and conditions set forth herein, the Agent and the Required Lenders hereby waive any Default or Event of Default arising under Section 8.01(i) of the Credit Agreement as a result of the civil action filed by Eric Gilbert against the Parent, the directors of the Parent and the Agent in the Common Pleas Court of Franklin County, Ohio Civil Division, on August 22, 2015, as Case No. 15-CV-007354.

Section 4.Conditions of Effectiveness. The effectiveness of the amendments in Section 2 and the waiver in Section 3 shall be subject to the satisfaction of each of the following conditions precedent:

(a)the Agent shall have received counterparts of this Amendment executed by the Loan Parties, the Agent and the Required Lenders;

(b)the representations and warranties of the Loan Parties contained in Section 5 shall be true and correct; and

(c)all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Borrowers.

Section 5.Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a)The execution, delivery and performance by such Loan Party of its obligations in connection with this Amendment are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Loan Party, (ii) contravene any applicable Law which is applicable to such Loan Party or (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Loan Party is a party, by which it or any of its properties is bound or to which it is subject, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.

(b)Such Loan Party has taken all necessary corporate (or other organizational) action to execute, deliver and perform this Amendment and has validly executed and delivered this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)No material consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Loan Party of this Amendment, except such as have been obtained or made and are in full force and effect.

(d)After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(e)No Default or Event of Default shall exist after giving effect to this Amendment.

Section 6.Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Loan Document.

(a)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects

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ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended or converted by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents.

Section 7.Reaffirmations. Each Loan Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Section 8.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 10.Entire Agreement. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Agent, the Issuing Lender, each Swingline Lender and/or the Arrangers, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

ABERCROMBIE & FITCH
MANAGEMENT CO., as Lead Borrower
ABERCROMBIE & FITCH STORES, INC.
J.M. HOLLISTER, LLC
GILLY HICKS, LLC
ABERCROMBIE & FITCH TRADING CO., as
Borrowers

By:	/s/ Everett Gallagher
Name:	Everett Gallagher
Title:	Senior Vice President and Treasurer

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

GUARANTORS:

ABERCROMBIE & FITCH CO., as Parent and
as a Guarantor

By:	/s/ Everett Gallagher
Name:	Everett Gallagher
Title:	Senior Vice President - Tax, Treasury and
Risk Management and Treasurer

A&F TRADEMARK, INC.
ABERCROMBIE & FITCH HOLDING
CORPORATION
HOLLISTER CO.
J.M.H. TRADEMARK, INC.
HOLLISTER CO. CALIFORNIA, LLC
AFH PUERTO RICO LLC
A&F CANADA HOLDING CO., as Guarantors

By:	/s/ Everett Gallagher
Name:	Everett Gallagher
Title:	Senior Vice President and Treasurer

ABERCROMBIE & FITCH PROCUREMENT
SERVICES, LLC, as a Guarantor

By:	Abercrombie & Fitch Trading Co.,
its Sole Member

By:	/s/ Everett Gallagher
Name:	Everett Gallagher
Title:	Senior Vice President and Treasurer

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Agent and as a Leader

By:	/s/ Peter Foley
Name:	Peter Foley
Its Authorized Signatory

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

PNC BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Todd Milenius
Name:	Todd Milenius
Title:	Vice President

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a
Lender

By:	/s/ Jenifer L. Medzi
Name:	Jenifer L. Medzi
Title:	Authorized Officer

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matthew Potter
Name:	Matthew Potter
Title:	Vice President

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

FIFTH THIRD BANK, as a Lender

By:	/s/ Michael J. Schultz, Jr.
Name:	Michael J. Schultz, Jr.
Title:	Vice President

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

HSBC BANK USA, N.A., as a Lender

By:	/s/ Darren Pinsker
Name:	Darren Pinsker
Title:	SVP

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

THE HUNTINGTON NATIONAL
BANK, as a Lender

By:	/s/ Tracy Salyers
Name:	Tracy Salyers
Title:	Vice President

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

CITIZENS BUSINESS CAPITAL, a
division of Citizens Asset Finance, Inc., as a
Lender

By:	/s/ Rohit Mehta
Name:	Rohit Mehta
Title:	Vice President

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page

U.S. BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Thomas P Chidester
Name:	Thomas P. Chidester
Title:	Vice President

Abercrombie & Fitch Management Co.
First Amendment to Credit Agreement
Signature Page